BLACKROCK FUNDS V

BlackRock Mortgage-Backed Securities Fund

(the “Fund”)

Supplement dated May 28, 2025 to the

Prospectus of the Fund,

dated January 28, 2025, as supplemented to date

On May 27, 2025, the Board of Trustees of the Fund (the “Board”) approved certain changes to the Fund’s investment strategies.

Accordingly, effective immediately, the following change is hereby made to the Fund’s Prospectus:

The third paragraph under the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety.

Shareholders should retain this Supplement for future reference.

PRO-MBS-0525SUP